CONSECO EXECUTIVE LIFE

                               INSURANCE AGREEMENT

THIS AGREEMENT made and entered into effective the 16th day of January, 2001, by and between Conseco, Inc. ("Employer"), and the Gary C. Wendt 2000 Irrevocable Insurance Trust dated 11/22/00 ("Owner");

WHEREAS, Gary C. Wendt ("Employee") is a valued employee of Employer and Employer wishes to retain him in its employ; and

WHEREAS, as an inducement to Employee's continued employment, Employer wishes to assist Employee with his personal life insurance program by entering into the Conseco Executive Life Insurance Agreement with the Owner.

NOW, THEREFORE, the Employer and Owner agree as follows:

1. Identification of Policy. The policy number of the life insurance policy to which this Agreement relates ("Policy"), the name of the Company issuing such Policy ("Insurer"), and the Owner's death benefit payable in the event of the Employee's death shall be set forth on Exhibit A to this Agreement as determined by the Employer effective on the date hereof and at such other times as determined by Employer, in its discretion.

2. Ownership of Policy. Owner or his (or its) transferee shall be the owner of the Policy, and may exercise all ownership rights granted to the Owner by the terms of the Policy. Notwithstanding any other provisions of this Agreement or any form of policy assignment executed by Owner or his (or its) transferee in connection with this Agreement, it is the express intention of the parties to reserve to the Owner all rights in and to the Policy granted to the Owner by its terms, including, but not limited to, the right to assign the Owner's interest in the Policy, the right to change the beneficiary of the Policy, the right to exercise settlement options, the right to borrow against the cash value of the Policy, and the right to surrender or cancel the Policy, in whole or in part. Employer shall neither have nor exercise any right in or to the Policy which could, in any way, endanger, defeat or impair any of the rights of the Owner in the Policy, including the right to collect the proceeds of the Policy in excess of the amount due the Employer, as provided in this Agreement. The only rights in and to the Policy granted to the Employer shall be limited to its security interest in the "cash surrender value or surrender value" of the Policy, which for all purposes of this Agreement shall be as defined in the Policy, and a portion of the death benefit of the Policy, as hereinafter provided. The Employer shall not assign any of its rights in the Policy to anyone other than the Owner (or the Owner's transferee, if the Owner has transferred his or its rights in the Policy).




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3. Premium. The Owner shall contribute to the Employer an amount equal to the annual economic benefit derived by the Owner (as determined by the Employer in accordance with Revenue Rulings 64-328 and 66-110), or, if less, the premium for the year. The Owner shall pay the Owner's portion of the premium to the Employer in a lump sum at the beginning of each Policy year. The Employer shall pay the remainder of each total premium on the Policy. The total annual premium due on such Policy, effective December 1 of each year during the term of this Agreement, shall be determined by the Employer.

4. Collateral Assignment. Contemporaneously with this Agreement, the Owner has made a collateral assignment of the Policy to the Employer under the form of Assignment attached as Exhibit B, as it may be amended from time to time to reflect any modifications to Exhibit A with respect to the Insurer or policy number, which Assignment gives the Employer the right to recover the premiums it has paid on the Policy including reimbursement of premiums previously paid by General Electric Company ("GE") less amounts received under the Agreement from the Owner ("net premium outlay") from the surrender value of the Policy and to recover a portion of the death benefit of the Policy. The interest of the Employer in and to the Policy shall be specifically limited to the following rights:

   a. The right to recover the lesser of its net premium outlay and the surrender value of the Policy in the event the Policy is totally surrendered or canceled by the Owner, or the right to receive the surrender proceeds to the extent of its net premium outlay in the event the Policy is partially surrendered by the Owner as provided in paragraph 5;

   b. The right to recover its net premium outlay fro the death benefit proceeds;

   c. The right to recover the lesser of its net premium outlay and the surrender value of the Policy, or to receive ownership of the Policy, in the event of termination of this Agreement, as provided in paragraphs 6(b), 6(c) and 6(d) below; and

   d. The right to recover its net premium outlay to the extent a Policy loan made by the Owner in any year exceeds the lesser of the Owner's portion of the premium for that year and the increase for that year in the surrender value of the Policy, as provided in paragraph 8.

5. Surrender or Cancellation. The Owner shall have the sol right to surrender or cancel the Policy, in whole or in part, and to receive his (or its) surrender value, subject to the provisions of this paragraph 5. In the event of any partial or complete surrender or cancellation, the Employer shall be provided with written notice of such surrender or cancellation by the Owner at least fifteen (15) days prior to a distribution from the Insurer. Subject to paragraph 6, in the event of any partial surrender, the Employer shall


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

be entitled to recover the surrender proceeds to the extent of its net premium outlay. In the event of a complete surrender or cancellation, the Employer shall be entitled to recover the lesser of its net premium outlay and the surrender value of the Policy.

6. Termination of Agreement.

   a. This Agreement shall terminate upon the date on which either party to the Agreement provides notice in writing to the other party of the desire to terminate.

   b. Within thirty (30) days following the termination of this Agreement, the Owner shall pay to the Employer the lesser of the surrender value of the Policy and Employer's net premium outlay. Upon receipt by the Employer of such amount, the Employer shall execute an appropriate instrument of release of the Assignment of the Policy.

   c. If the Owner fails to pay such amount within such thirty (30) day period, the Owner shall execute any and all instruments that may be required to vest ownership of the Policy in the Employer. Thereafter, the Owner shall have no further interest in the Policy.

   d. If the Owner fails to surrender the policy as specified in paragraph 6(b) or to execute the instruments required by paragraph 6(c) within such thirty (30) day period, the Employer may notify the Insurer that the Employer intends to exercise its rights under the Assignment. In such event, the Insurer shall pay to the Employer the amount specified in paragraph 6(b).

7. Death. Upon the death of Employee, the Employer shall receive the amount specified in paragraph 4(b). The balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary of the Policy.

8. Loans. The Owner shall have the sole right to borrow against the Policy, and the Employer shall have no right to obtain loans against the Policy, directly or indirectly, from the Insurer or from any other person, or to pledge or assign the Policy as security for any loan. If the Owner in any Policy year borrows from the Policy an amount in excess of the Owner's portion of the annual premium for that year or the increase in the surrender value of the Policy for the year, whichever is less, the Employer shall be entitled to receive such excess amount, to the extent of its net premium outlay under this Agreement. The Owner shall pay any interest due on any Policy loan it obtains.

9. Transferee. In the event Owner shall transfer all of his (or its) interest in the Policy, then all of Owner's interest in the Policy and in this Agreement shall be vested in his (or its)

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

transferee, who shall be substituted as a party under this Agreement, and the transferring Owner shall have no further interest in the Policy or in this Agreement.

10. Successors and Assigns. This Agreement shall bind Employer, its successors and assigns, and Employee and Owner and their heirs, executors, administrators and transferees, and any Policy beneficiary. The Employer agrees that it will not merge or consolidate with another employer, corporation, or organization, or permit its business and activities to be taken over by any other organization unless or until the succeeding or continuing employer, corporation or other organization shall expressly assume the rights and obligations of the Employer set forth in this Agreement.

11. Effect on Employment. This Agreement shall not be deeme to constitute a contract of employment between the parties, nor shall any provision restrict the right of Employee to terminate his employment, at any time not in contravention of any applicable employment agreement.

12. Insurer. The Insurer shall be bound only by the provisions of and endorsements on the Policy, and any payments made or action taken by it in accordance with the Policy shall fully discharge it from all claims, suits and demands of all persons whatsoever. Except as specifically provided by endorsement on the Policy and as provided in the Assignment, the Insurer shall in no way be bound by the provisions of this Agreement.

13. Payment. It is agreed that benefits may be paid under the Policy by the Insurer either by separate checks to the parties entitled thereto, or by joint check. In the latter instance, the Owner and the Employer agree that benefits shall be divided as provided herein.

14. Amendment. Except as provided in paragraph 6 and in paragraph 1 pertaining to Exhibit A, this Agreement may not be canceled, amended, altered or modified, except by a written instrument signed by all of the parties.

15. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his, her or its last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

16. Gender and Number. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine or neuter gender in all cases where they would so apply, and whenever any words are used herein in the singular
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


or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

17. Controlling Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed pursuant to the laws of the State of Indiana except to the extent preempted by federal law.

IN WITNESS WHEREOF, the parties have executed this Agreement effective the day and year first above written.



Owner's Signature:
GARY C. WENDT 2000 IRREVOCABLE                  CONSECO, INC.
INSURANCE TRUST DATED 11/22/00


By: /s/ Thomas A. Roberts                       By:  /s/ James S. Adams
    ---------------------------------                --------------------------
Name:  Thomas A. Roberts                        Name:  James S. Adams
Title: Trustee                                  Title: Senior President, Chief
                                                       Accounting Officer

                                    Exhibit A
                   Conseco Executive Life Insurance Agreement


Policy #                      Insurer                         Death Benefit

883215087U        Metropolitan Life Insurance Company          $1,684,898

                                                                     Exhibit B

                              COLLATERAL ASSIGNMENT

THIS ASSIGNMENT, made and entered into effective the --- day of ----, 2001, by the undersigned the Gary C. Wendt 2000 Irrevocable Insurance Trust dated 11/22/00, as owner ("Owner") of that certain Life Insurance Policy No. 883215087U issued by Metropolitan Life Insurance Company ("Insurer") and any supplementary contracts issued in connection with such policy (said policy and contracts herein called "Policy"), upon the life of Gary C. Wendt ("Insured"), to Conseco, Inc., an Indiana corporation, ("Assignee").

                                   WITNESSETH:

WHEREAS, the Insured is a valued employee of the Assignee, and the Assignee wishes to retain him in its employ;

WHEREAS, as an inducement to the Insured's continued employment, the Assignee desires to assist the Insured with his personal life insurance program by contributing a portion of the annual premium due on the Policy and reimbursing General Electric Company ("GE"), one of Insured's previous employers, for premiums previously paid by GE, as more specifically provided for in that certain Conseco Executive Life Insurance Agreement entered into between the Insured and the Assignee ("Agreement"); and

WHEREAS, in consideration of the Assignee's agreeing to pay a portion of the premiums pursuant to the Agreement, the Owner agrees to assign to the Assignee certain rights in the Policy as set forth in this Assignment.

NOW, THEREFORE, for value received, the undersigned Owner hereby assigns, transfers and sets over to the Assignee, its successors and assigns, the following specific rights in the Policy subject to the following terms and conditions:

1. Assigned Rights. The Assignee's interest in the Policy shall be limited to:

   a. In the event the Policy is surrendered or cancelled by the Owner, the right to recover the lesser of (i) the total premiums it has paid on the Policy and premiums it has reimbursed to GE less amounts received under the Agreement from the Owner ("net premium outlay") and (ii) the "cash surrender value or surrender value" of the Policy (as defined in the Policy for all purposes hereinafter), or, in the event the Policy is partially surrendered or cancelled by the Owner, the right to receive the surrender proceeds to the extent of its net premium outlay, as provided in paragraph 5 of the Agreement.

   b. The right to recover the death benefit proceeds as provided in Paragraph 7 of the Agreement.

   c. The right to recover the lesser of (i) its net premium outlay and (ii) the surrender value of the Policy or to receive ownership of the Policy, in the event of termination of the Agreement, as provided in paragraphs 6(b), 6(c) and 6(d) of the Agreement.

   d. The right to recover its net premium outlay to the extent a policy loan made by the Owner in any year exceeds the lesser of the Owner's portion of the premium for that year and the increase for that year in the surrender value of the Policy, as provided in Paragraph 8 of the Agreement.

2. Incidents of Ownership. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; assign the Owner's interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, subject to paragraphs 5 and 6 of the Agreement, surrender or cancel the Policy (in whole or in part).

3. Endorsement of Policy. If the Assignee shall have possession of the Policy at any time while this Assignment is in force, then upon request and without unreasonable delay, the Assignee shall forward the Policy to the Insurer for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

4. Insurer.

   a. The Insurer is hereby authorized to recognize the Assignee's claims to rights under this Agreement without investigating the reason for any action taken by the Assignee, the amount of its net premium outlay, the existence of any default, the giving of any required notice or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of any of its rights under the Assignment for the Assignee's receipt for any sums received by it and shall be a full discharge and release of such sums to the Insurer.

   b. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy, with or without the consent of the Assignee. In the event of any such request, the Insurer may pay the proceeds of such surrender, cancellation, or loans to the sole order of the Owner, or as the Owner shall direct, provided that the Owner has provided the requisite fifteen (15) days' notice to the Assignee required by paragraph 5 of the Agreement.


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



5. Release. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate instrument of release of this Collateral Assignment.

IN WITNESS WHEREOF, the undersigned Owner has executed this Assignment effective the day and year first above written.


Owner's Signature:
GARY C. WENDT 2000 IRREVOCABLE
INSURANCE TRUST DATED 11/22/00



By:
   -------------------------------------          ------------------------------
      Thomas A. Roberts, Trustee                     Witness





Recorded and Filed at the Office of Metropolitan
         The Company assumes no obligation as to the validity and sufficiency of this agreement, and does not pass upon its legality.

on
   -----------------------------------------------------

                              COLLATERAL ASSIGNMENT

THIS ASSIGNMENT, made and entered into effective the 16th day of January, 2001, by the undersigned the Gary C. Wendt 2000 Irrevocable Insurance Trust dated 11/22/00, as owner ("Owner") of that certain Life Insurance Policy No. 883215087U issued by Metropolitan Life Insurance Company ("Insurer") and any supplementary contracts issued in connection with such policy (said policy and contracts herein called "Policy"), upon the life of Gary C. Wendt ("Insured"), to Conseco, Inc., an Indiana corporation, ("Assignee").

                                   WITNESSETH:

WHEREAS, the Insured is a valued employee of the Assignee, and the Assignee wishes to retain him in its employ;

WHEREAS, as an inducement to the Insured's continued employment, the Assignee desires to assist the Insured with his personal life insurance program by contributing a portion of the annual premium due on the Policy and reimbursing General Electric Company ("GE"), one of Insured's previous employers, for premiums previously paid by GE, as more specifically provided for in that certain Conseco Executive Life Insurance Agreement entered into between the Insured and the Assignee ("Agreement"); and

WHEREAS, in consideration of the Assignee's agreeing to pay a portion of the premiums pursuant to the Agreement, the Owner agrees to assign to the Assignee certain rights in the Policy as set forth in this Assignment.

NOW, THEREFORE, for value received, the undersigned Owner hereby assigns, transfers and sets over to the Assignee, its successors and assigns, the following specific rights in the Policy subject to the following terms and conditions:

1. Assigned Rights. The Assignee's interest in the Policy shall be limited to:

   a. In the event the Policy is surrendered or cancelled by the Owner, the right to recover the lesser of (i) the total premiums it has paid on the Policy and premiums it has reimbursed to GE less amounts received under the Agreement from the Owner ("net premium outlay") and (ii) the "cash surrender value or surrender value" of the Policy (as defined in the Policy for all purposes hereinafter), or, in the event the Policy is partially surrendered or cancelled by the Owner, the right to receive the surrender proceeds to the extent of its net premium outlay, as provided in paragraph 5 of the Agreement.

   b. The right to recover the death benefit proceeds as provided in Paragraph 7 of the Agreement.

   c. The right to recover the lesser of (i) its net premium outlay and (ii) the surrender value of the Policy or to receive ownership of the Policy, in the event of termination of the Agreement, as provided in paragraphs 6(b), 6(c) and 6(d) of the Agreement.

   d. The right to recover its net premium outlay to the extent a policy loan made by the Owner in any year exceeds the lesser of the Owner's portion of the premium for that year and the increase for that year in the surrender value of the Policy, as provided in Paragraph 8 of the Agreement.

2. Incidents of Ownership. The Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the sole and exclusive rights to: borrow against the Policy; assign the Owner's interest in the Policy; change the beneficiary of the Policy; exercise settlement options; and, subject to paragraphs 5 and 6 of the Agreement, surrender or cancel the Policy (in whole or in part).

3. Endorsement of Policy. If the Assignee shall have possession of the Policy at any time while this Assignment is in force, then upon request and without unreasonable delay, the Assignee shall forward the Policy to the Insurer for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

4. Insurer.

   a. The Insurer is hereby authorized to recognize the Assignee's claims to rights under this Agreement without investigating the reason for any action taken by the Assignee, the amount of its net premium outlay, the existence of any default, the giving of any required notice or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of any of its rights under the Assignment for the Assignee's receipt for any sums received by it and shall be a full discharge and release of such sums to the Insurer.

   b. The Insurer shall be fully protected in recognizing a request made by the Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Owner for any loans against the Policy permitted by the terms of the Policy, with or without the consent of the Assignee. In the event of any such request, the Insurer may pay the proceeds of such surrender, cancellation, or loans to the sole order of the Owner, or as the Owner shall direct, provided that the Owner has provided the requisite fifteen (15) days' notice to the Assignee required by paragraph 5 of the Agreement.

5. Release. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate instrument of release of this Collateral Assignment.

IN WITNESS WHEREOF, the undersigned Owner has executed this Assignment effective the day and year first above written.


Owner's Signature:
GARY C. WENDT 2000 IRREVOCABLE
INSURANCE TRUST DATED 11/22/00



By:   /s/ Thomas A. Roberts               /s/ Mary Alice Roberts
      --------------------------          ----------------------
      Thomas A. Roberts, Trustee          Witness





Recorded and Filed at the Office of Metropolitan

         The Company assumes no obligation as to the validity and sufficiency of this agreement, and does not pass upon its legality.

on
   -----------------------------------------------------



                                       -3-